UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2026
Basin Electric Power Cooperative
(Exact name of registrant as specified in its charter)

North Dakota (State or other jurisdiction of incorporation)	333-295074 (Commission File Number)	45-0277395 (I.R.S. Employer Identification No.)
1717 East Interstate Avenue Bismarck, North Dakota (Address of principal executive offices)		58503 (Zip Code)

Registrant’s telephone number, including area code: (701) 223-0441
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: NONE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01   Other Events
On July 9, 2026, Basin Electric Power Cooperative (“Basin Electric”) entered into a settlement agreement with McKenzie Electric Cooperative, Inc. (“McKenzie”), a Class C Member of Basin Electric and a member of Upper Missouri G. & T. Electric Cooperative, Inc. (“Upper Missouri”), a Class A Member of Basin Electric, together with Upper Missouri and Mountrail-Williams Electric Cooperative (“Mountrail-Williams”), a Class C Member of Basin Electric and a member of Upper Missouri, relating to certain previously disclosed disputes between McKenzie, on the one hand, and Upper Missouri, Basin Electric, and Mountrail-Williams, on the other hand, regarding certain claims made, and which remain pending, in North Dakota state court and before the Federal Energy Regulatory Commission (“FERC”). For additional information on these proceedings, see the Legal section within Note 15, ”Commitments and Contingencies" to the consolidated financial statements included in Basin Electric’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026. The settlement agreement is subject to contingencies and will not become effective (the “Effective Date”) until the satisfaction of certain implementation conditions, including all corporate and regulatory approvals, as applicable to each party, and Upper Missouri receiving financing under the Rural Electrification Act of 1936.

Pursuant to the settlement agreement, among other things, McKenzie agreed to, within ten days of the Effective Date, (i) file with the North Dakota District Court stipulations for dismissal with prejudice and stipulated proposed forms of order for dismissal with prejudice of McKenzie’s North Dakota state court claims against Basin Electric and Upper Missouri, including its claims that it had a right to buyout or early exit from its wholesale power contract with Upper Missouri; (ii) file with FERC a notice of withdrawal of McKenzie’s complaint it submitted against Basin Electric relating to Section 204 of the Federal Power Act; and (iii) file with FERC a notice of withdrawal in each of the FERC proceedings, or any appeal from any FERC proceeding, in which McKenzie has intervened against Basin Electric involving Basin Electric’s wholesale power contracts or rate schedules. In addition, Basin Electric agreed that, from and after January 1, 2031, it will not, directly or indirectly, include any amounts associated with Basin Electric’s subsidiary Dakota Gasification Company, its assets, or any successor-in-interest to Dakota Gasification Company (collectively, “DGC”) in wholesale power rates charged by Basin Electric to Upper Missouri for power purchased by McKenzie, subject to certain exceptions. Basin Electric, McKenzie and Upper Missouri further agreed that McKenzie will continue to perform its obligations under its wholesale power contract, as amended and restated, with Upper Missouri for the term of the contract, which currently runs through 2075. As a result, McKenzie will remain a Class C Member of Basin Electric and an all-supplemental requirements member of Upper Missouri.

Basin Electric expects to record the impacts of the settlement agreement in its consolidated financial statements for the quarter ended June 30, 2026. The pre-tax charge associated with the settlement agreement is currently expected to be approximately $40 million. Basin Electric may seek regulatory accounting treatment with the Rural Utilities Service at a later date.

Cautionary Note Regarding Forward-Looking Statements

All statements in this report that are not historical including, without limitation, those regarding the outcome of the settlement agreement and the timing of its effectiveness, and the expected costs and charges associated therewith, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “will,” “likely,” “intend,” “plan,” “aim,” “continue,” “believe,” “seek,” “anticipate,” “upcoming,” “may,” “possible,” “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions, known or unknown, that could cause actual results to vary materially from those indicated or anticipated. These risks, assumptions and uncertainties include: the risks and uncertainties related to the satisfaction of the implementation conditions to the effectiveness of the settlement agreement; the risk that the settlement agreement may not result in the resolution of all or any claims against Basin Electric in the North Dakota state court or FERC proceedings; the risk that the settlement costs and charges may be greater than anticipated; the failure to obtain, if sought, regulatory accounting treatment for any charge recorded in connection with the settlement agreement; the risk that Basin Electric may continue to experience disruptive legal proceedings and settlements related to its wholesale power contracts or rate schedules; and the other factors disclosed under “RISK FACTORS” in Part II, Item 1A of Basin Electric’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, and in other documents that Basin Electric files or furnishes with the Securities and Exchange Commission. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. All forward-looking statements included in this report are qualified by these cautionary statements. Accordingly, you should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. Basin Electric does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise, except as required by applicable securities laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASIN ELECTRIC POWER COOPERATIVE

Date:	July 13, 2026	By:	/s/ Christopher A. Johnson
Christopher A. Johnson
Senior Vice President and Chief Financial Officer